BLACKROCK FUNDS II

BlackRock Dynamic High Income Portfolio

(the “Fund”)

Supplement dated June 28, 2024 to the Prospectuses of the Fund, each dated November 28, 2023,

as supplemented to date

Effective immediately, each Prospectus is amended as follows:

The sub-section entitled “Details About the Fund — Information about Underlying Funds and ETFs — Description of ETFs” is amended to add the following underlying fund:

Fund Name	Investment Objective and Principal Strategies
iShares International Dividend Growth ETF

The fund seeks to track the investment results of an index composed of international equities with a history of consistently growing dividends.

The Fund seeks to track the investment results of the Morningstar® Global ex-US Dividend Growth IndexSM (the “Underlying Index”), which is a dividend dollars weighted index that seeks to measure the performance of international equities selected based on a consistent history of growing dividends, as determined by Morningstar Inc. (the “Index Provider” or “Morningstar”). The Underlying Index is a subset of the Morningstar® Global Markets ex-US IndexSM , which is a diversified broad market index that represents approximately 97% of the market capitalization in international developed and emerging markets, as defined by Morningstar. Eligible companies for the Underlying Index must pay a qualified dividend, must have at least five years of uninterrupted annual dividend growth and must have an earnings payout ratio of less than 75%. Companies that are in the top decile based on dividend yield for the company’s respective region cohort, as defined by the Index Provider (for example, Developed Asia Pacific, Developed Europe, Middle East and Africa, Developed North America ex-US (Canada) and Emerging Markets), are excluded from the Underlying Index.

The Underlying Index was composed of securities of companies in 34 countries as of March 31, 2023. The Underlying Index includes large-, mid- and small-capitalization companies and may change over time. As of March 31, 2023, a significant portion of the Underlying Index is represented by securities of companies in the financials and healthcare industries or sectors. The components of the Underlying Index are likely to change over time.

Shareholders should retain this Supplement for future reference.

PRO-DHIP-0624SUP